                                   Prospectus
                                  May 1, 2001

                                ADVANTAGE GOLDSM
                                VARIABLE ANNUITY

                        DEFERRED VARIABLE ANNUITY POLICY
                                   issued by
                    United Investors Life Insurance Company
                                    through
                United Investors Advantage Gold Variable Account

   The Advantage Gold variable annuity policy has 12 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Core Equity Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

  .We do not guarantee how any of the investment divisions will perform.
  .The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
  .Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage GoldSM variable annuity policy.

   To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2001 (known as the "SAI"). For a free copy of the SAI, contact us at:

                        United Investors Life Insurance Co.
                            Variable Products Division
                                  P.O. Box 10287
                          Birmingham, Alabama 35202-0287
                             Telephone: (800) 999-0317

   United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 31 of this prospectus.

   The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

   Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                U-1530, Ed. 5-01

                               TABLE OF CONTENTS

Glossary.................................................................... iii
Summary.....................................................................   1
  The Policy................................................................   1
  Annuity Payments..........................................................   1
  Purchasing the Policy.....................................................   2
  Funding Choices...........................................................   2
  Charges and Deductions....................................................   2
  Taxes.....................................................................   5
  Surrender and Partial Withdrawals.........................................   5
  Death Benefit.............................................................   5
  Other Information.........................................................   5
  Inquiries.................................................................   7
United Investors Advantage Gold Variable Account............................   8
  W&R Target Funds, Inc. ...................................................   8
  Fund Management...........................................................  10
Fixed Account...............................................................  10
The Policy..................................................................  10
  State Variations..........................................................  10
  Issuance of a Policy......................................................  10
  Purchase Payments.........................................................  11
  Allocation of Purchase Payments...........................................  11
  Policy Value..............................................................  11
    Variable Account Value..................................................  11
    Fixed Account Value.....................................................  12
  Surrender and Withdrawals.................................................  12
    Withdrawals.............................................................  12
    Automatic Partial Withdrawals...........................................  13
    Surrender...............................................................  13
    Restrictions Under the Texas ORP and Section 403(b) Plan................  13
    Restrictions Under Other Qualified Policies.............................  14
  Transfers.................................................................  14
  Dollar Cost Averaging.....................................................  15
  Automatic Asset Rebalancing...............................................  15
  Interest Sweep............................................................  16
  Death Benefit.............................................................  16
  Required Distributions....................................................  17
  "Free Look" Period........................................................  18
Charges and Deductions......................................................  18
  Withdrawal Charge.........................................................  18
  Waiver of Withdrawal Charges Rider........................................  19
  Annual Policy Maintenance Charge..........................................  20
  Administration Fee........................................................  20
  Mortality and Expense Risk Charge.........................................  20
  Transaction Charge........................................................  21
  Premium Taxes.............................................................  21
  Federal Taxes.............................................................  21
  Fund Expenses.............................................................  21
  Reduction in Charges for Certain Groups...................................  21
Annuity Payments............................................................  22
  Election of Annuity Payment Method........................................  22

  Annuity Benefit Date......................................................  22
  Annuity Payment Methods...................................................  22
Distribution of the Policies................................................  24
Federal Tax Matters.........................................................  24
Historical Performance Data.................................................  28
Voting Rights...............................................................  28
United Investors Life Insurance Company.....................................  29
Published Ratings...........................................................  29
Legal Proceedings...........................................................  29
Financial Statements........................................................  30
Condensed Financial Information.............................................  30
Statement of Additional Information.........................................  31

The policy is not available in all states. This prospectus is not an offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Glossary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Annual Policy Maintenance Charge A deduction of $25 made on each policy anniversary for the administration of the policy. This charge is deducted from the variable investment divisions and the fixed account in the same proportion that their values bear to the policy value. The charge is waived on any policy anniversary on which the policy values equals or exceeds $25,000.
                                  The annual policy maintenance charge is
                                  referred to as an Annual Contract Maintenance
                                  Charge in the policy form.

 Annuitant                        The annuitant is the individual whose life
                                  expectancy determines the size of annuity
                                  payments and whose actual lifetime may
                                  determine the duration of annuity payments.

 Annuity Benefit Date             The date (or dates) on which annuity payments
                                  are to start.

 Beneficiary                      The beneficiary is the individual or
                                  individuals to whom the death benefit is paid
                                  if the owner (and any joint owner) dies
                                  before the annuity benefit date.

 Business Day                     Each day that the New York Stock Exchange and
                                  our administrative office are open.
                                  Currently, the Friday after Thanksgiving and,
                                  in most years, December 24 (Christmas Eve
                                  day) and December 31 (New Year's Eve day) are
                                  not business days.

 Joint Annuitant                  The joint annuitant, if any, is a second
                                  individual whose joint life expectancy with
                                  the annuitant determines the size of annuity
                                  payments and whose actual lifetime with the
                                  annuitant may determine the duration of
                                  annuity payments.

 Net Purchase Payment             The purchase payment less any deduction for
                                  premium taxes.

 Owner's Designated Beneficiary   The owner's designated beneficiary (a joint
                                  owner, if any, or the beneficiary named in
                                  the policy) is the individual who becomes
                                  owner of the policy upon the death of an
                                  owner.

 Payment Option Beneficiary       The payment option beneficiary is the person,
                                  persons or entity entitled to receive the
                                  amount payable upon death of the annuitant.

 Policy Year                      A policy year is a year that starts on the
                                  policy's effective date or on a policy
                                  anniversary.

 Surrender Value                  The policy value less any withdrawal charges,
                                  the annual policy maintenance charge, and
                                  applicable deductions for premium taxes.

 We, us, our                      We are United Investors Life Insurance
                                  Company.

 You, your                        You are the policy owner.

Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   This is a summary of some of the more important points that you should know about the Advantage Gold variable annuity policy. This policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

The Policy

   The Advantage Gold variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Advantage Gold policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds portfolios you select. You may lose money on investments in the variable investment divisions.

   Like most annuity policies, different rules apply to the Advantage Gold policy before and after the annuity benefit date you select for your policy. Before the annuity benefit date, you may invest more money in your policy. After the annuity benefit date, we make one or more annuity payments. The amount of money you accumulate in your policy before the annuity benefit date has a major effect on the size of the payments we make after the annuity benefit date.

   This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

   There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

   On the annuity benefit date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

   You may choose among the following types of annuity payments:

1. Payments for the lifetime of an individual you select (the annuitant).

2. Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3. Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for various periods of between 5 years and 30 years.

   Other annuity payment methods are available with our written consent.

Purchasing the Policy

   Your policy can be either a "qualified" policy (one that qualifies for favorable Federal income tax treatment), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $2,000. For a qualified policy, the initial investment must be at least $1,200. As an exception, we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method for both qualified or non-qualified policies. You can make more investments of at least $100 each before the annuity benefit date (or your age 90 if earlier).

Funding Choices

   You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of W&R Target Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Core Equity Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

   In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 3% interest per year.

Charges and Deductions

   We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

   We make two types of deductions from your policy value for certain administrative expenses. First, we deduct a flat charge of $25 a year from each policy. We will waive this charge if your policy value on the policy anniversary is at least $25,000. Second, we deduct a daily charge at an effective annual rate of 0.15% of the assets of each variable investment division.

   If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 7% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments seven or more years old at the time they are withdrawn.

   We also do not deduct a withdrawal charge on the free withdrawal amount. Each year, the free withdrawal amount is the greater of:

  (a) 12% of the total purchase payments you have invested in the policy; or

  (b) 100% of earnings. Earnings are the amount by which your policy value exceeds the total purchase payments you have made.

   For each withdrawal in excess of 12 in any one policy year, we deduct a transaction charge of no more than $20.

   We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 1.25% of assets. In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of W&R Target Funds, Inc.

   See the tables below and on the following page for a summary of these charges and deductions. (We may also deduct premium tax charges.)

 Policy Owner Transaction Expenses:

Maximum Transaction Charge (for each withdrawal in excess of 12 per policy year).......................................................... $20.00

 Withdrawal Charge (% of purchase payment being withdrawn):

   Years
   Since
   Purchase   less
   Payment    than 1         1         2         3         4         5         6       7+
 ----------------------------------------------------------------------------------------
   % Charge      7%         6%        5%        4%        3%        2%        1%        0

  Annual Policy Maintenance Charge...................................... $25.00

  Variable Account Annual Expenses:
  Administration Charge.................................................   0.15%
  Mortality and Expense Risk Charge.....................................   1.25%
                                                                         ------
  Total Variable Account Annual Expenses................................   1.40%

                  W&R Target Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                             Management   12b-1       Other     Total Portfolio
  Portfolio                     Fee     Fees(/2/) Expenses(/3/)    Expenses
-------------------------------------------------------------------------------
  Asset Strategy               0.70%      0.23%       0.13%          1.06%
-------------------------------------------------------------------------------
  Balanced                     0.70%      0.25%       0.05%          1.00%
-------------------------------------------------------------------------------
  Bond                         0.53%      0.25%       0.06%          0.84%
-------------------------------------------------------------------------------
  Core Equity (formerly In-
   come Portfolio)             0.70%      0.25%       0.03%          0.98%
-------------------------------------------------------------------------------
  Growth                       0.69%      0.25%       0.02%          0.96%
-------------------------------------------------------------------------------
  High Income                  0.63%      0.25%       0.08%          0.96%
-------------------------------------------------------------------------------
  International                0.85%      0.25%       0.13%          1.23%
-------------------------------------------------------------------------------
  Limited-Term Bond            0.50%      0.25%       0.15%          0.90%
-------------------------------------------------------------------------------
  Money Market                 0.40%      0.25%       0.10%          0.75%
-------------------------------------------------------------------------------
  Science and Technology       0.85%      0.25%       0.04%          1.14%
-------------------------------------------------------------------------------
  Small Cap                    0.85%      0.25%       0.03%          1.13%

(/1/) These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. See the W&R Target Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc. of no more than 0.25% of the portfolio's average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain their policies. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 2000.

   Examples. The following tables give examples of expenses you might pay, on a $1,000 investment, assuming 5% annual return on assets.

->If you surrender your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division                        1 year                                       3 years
  -------------------                        ------                                       -------
  Asset Strategy                              $85                                          $116
  Balanced                                    $84                                          $114
  Bond                                        $82                                          $109
  Core Equity                                 $84                                          $113
  Growth                                      $84                                          $113
  High Income                                 $83                                          $113
  International                               $86                                          $121
  Limited-Term Bond                           $83                                          $111
  Money Market                                $82                                          $106
  Science and Technology                      $85                                          $118
  Small Cap                                   $85                                          $118

->If you do not surrender or you annuitize your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division                        1 year                                       3 years
  -------------------                        ------                                       -------
  Asset Strategy                              $25                                           $76
  Balanced                                    $24                                           $74
  Bond                                        $22                                           $69
  Core Equity                                 $24                                           $73
  Growth                                      $24                                           $73
  High Income                                 $23                                           $74
  International                               $26                                           $81
  Limited-Term Bond                           $23                                           $71
  Money Market                                $22                                           $66
  Science and Technology                      $25                                           $78
  Small Cap                                   $25                                           $78

   The purpose of these tables is to assist you in understanding the various costs and expenses that you will bear, directly and indirectly. These tables reflect the expenses of the variable account and the underlying mutual fund portfolios. These examples do not reflect the $25 annual policy maintenance charge based on an average account value of $50,000. These examples do not reflect any premium tax charges.

   These examples do not represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

   You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy, taxable earnings are considered to be paid out first, followed by your investment in the policy.

   You are generally required to pay taxes on all amounts withdrawn from a qualified policy because in most cases purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

   Distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Withdrawals

   You may surrender the policy before the annuity benefit date for the surrender value, which is the policy value less any withdrawal charge, the annual policy maintenance charge, and any premium tax charge.

   You may withdraw cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

   Surrenders and withdrawals for qualified policies may be severely restricted or prohibited.

   You cannot surrender the policy or withdraw cash after the annuity benefit date.

Death Benefit

   The policy provides a death benefit if any policy owner dies before the annuity benefit date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

   The death benefit will always be at least the greatest of:

  (a) your policy value at the time the death benefit is paid; or

  (b) the total purchase payments you have invested in the policy (reduced for any withdrawals you have made and withdrawal charges); or

  (c) the highest of your policy value on the fifth anniversary date, and every fifth anniversary thereafter prior to the policy owner's or any joint owner's 90th birthday (or the annuitant's 90th birthday if the policy owner is not a natural person), plus any purchase payments made since then, reduced for any withdrawals you have made, and withdrawal charges you have incurred since then.

Other Information

   Free Look: You may cancel the policy by returning it within 10 days after you receive it. When we receive the returned policy, we will cancel it and generally refund your policy value plus any charges deducted. In some states we will refund the full amount of your purchase payments instead. (The "free look" period may be longer in some states.)

   Automatic Partial Withdrawals: You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than 12 withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

   Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if you (1) become confined in a qualified nursing home, qualified hospital, or qualified hospice care program; (2) become totally disabled; or
(3) are diagnosed with a terminal illness.

   Transfers: Before the annuity benefit date, you may transfer all or part of your policy value among the 12 funding choices. However, you may transfer out of the fixed account only once each policy year (except dollar cost averaging, automatic asset rebalancing or interest sweep transfers). Other restrictions may apply, especially to fixed account transfers.

   After the annuity benefit date, you may reallocate your annuity interest among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the annuity benefit date, transfers from the fixed account to the variable investment divisions are not permitted.

   Dollar Cost Averaging: Before the annuity benefit date, you may have automatic transfers of a pre-determined amount made from the fixed account or the money market variable investment division to any of the other variable investment divisions. Certain minimums and other restrictions apply.

   Automatic Asset Rebalancing: Before the annuity benefit date, this option allows you to have automatic transfers occur at selected intervals to rebalance your policy value according to your current premium allocation instructions. Certain minimums and other restrictions apply.

   Interest Sweep: This option allows you to transfer interest earned on the fixed account to any combination of the eleven variable investment divisions. Certain minimums and other restrictions apply.

   Tax-Free "Section 1035" Exchanges: You can generally exchange one annuity policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

   Financial Information: Condensed financial information for the variable investment divisions begins at page 30 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

   State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 10287
Birmingham, Alabama 35202-0287
Telephone: (800) 999-0317

 ----------------------------------------------------------------------------

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the W&R Target Funds, Inc. prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See "Federal Tax Matters.")

United Investors Advantage Gold Variable Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The variable investment divisions are "sub-accounts" or divisions of the United Investors Advantage Gold Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on September 15, 1999. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

   The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

W&R Target Funds, Inc.

   The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following separate investment portfolios available to the Variable Account:

   1. Asset Strategy Portfolio;
   2. Balanced Portfolio;
   3. Bond Portfolio;
   4. Core Equity Portfolio;
   5. Growth Portfolio;
   6. High Income Portfolio;
   7. International Portfolio;
   8. Limited-Term Bond Portfolio;
   9. Money Market Portfolio;
  10. Science and Technology Portfolio; and
  11. Small Cap Portfolio.

   The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   W&R Target Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the W&R Target Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio      Investment Objective and Certain Policies
-------------------------------------------------------------------------------
  Asset Strategy The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its
                 assets among stocks, bonds of any quality and short-term
                 instruments.
-------------------------------------------------------------------------------
  Balanced       The Balanced Portfolio seeks as a primary goal, current
                 income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt
                 securities and short-term instruments, depending on market conditions.
-------------------------------------------------------------------------------
  Bond           The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by
                 investing primarily in domestic debt securities, usually of investment grade.
-------------------------------------------------------------------------------
  Core Equity    The Core Equity Portfolio (formerly Income Portfolio) seeks capital growth and income. It invests primarily in common
                 stocks of large U.S. and foreign companies that have the
                 potential for capital appreciation or are expected to resist market decline.
-------------------------------------------------------------------------------
  Growth         The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by
                 investing primarily in common stocks of U.S. and foreign
                 companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.
-------------------------------------------------------------------------------
  High Income    The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-
                 yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the
                 Portfolio's goals.
-------------------------------------------------------------------------------
  International  The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current
                 income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the
                 potential for long-term growth.
-------------------------------------------------------------------------------
  Limited-Term   The Limited-Term Bond Portfolio seeks a high level of current
  Bond           income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
-------------------------------------------------------------------------------
  Money Market   The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money
                 market obligations and instruments.
-------------------------------------------------------------------------------
  Science and    The Science and Technology Portfolio seeks long-term capital
  Technology     growth. It seeks to achieve its goals by concentrating its investments primarily in the common stock of U.S. and foreign companies whose products, processes or services are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.
-------------------------------------------------------------------------------
  Small Cap      The Small Cap Portfolio seeks capital growth. It seeks to
                 achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.

Fund Management

   Waddell & Reed Investment Management Company, the manager of W&R Target Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

Fixed Account
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 3% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 3% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 3% per year. The fixed account may not be available in all states.

   As the policy owner, you determine the allocation of policy value to the fixed account. Before the annuity benefit date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. This restriction will not apply to automatic transfers from the fixed account in the Dollar Cost Averaging, Interest Sweep, or Automatic Asset Rebalancing options. After the annuity benefit date, transfers out of the fixed account are not allowed. After the annuity benefit date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See "Transfers.")


The Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

   Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our home office for additional information that may be applicable to your state.

Issuance of a Policy

   If you wish to purchase a policy, you must complete an application and send it to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment. If the application can be accepted in the form received, the initial net purchase payment will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial net purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met.

   Both you (the policy owner) and the annuitant (if different) must be 90 years old or less when you purchase a policy.

   The policy will only become effective when we accept your application.

Purchase Payments

   The initial purchase payment for non-qualified policies must be at least $2,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year. Additional purchase payments may be in amounts of $100 or more.

   If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

   No additional purchase payments may be made after the annuity benefit date, or on or after the policy anniversary following the owner's or any joint owner's 90th birthday (or the annuitant's 90th birthday if the owner is not a natural person).

Allocation of Purchase Payments

   You determine in the application how the initial net purchase payment (the purchase payment less any premium tax charge) will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

   On your policy's effective date, the initial net purchase payment will be allocated among the variable investment divisions and the fixed account according to your allocation instructions.

   If we receive an additional purchase payment, we will allocate the net purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

   Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

   Your policy value prior to the annuity benefit date is equal to:

  (a) your variable account value; plus

  (b) your fixed account value.

   Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or United Investors' Home Office is closed.

   On your policy's effective date, your variable account value is equal to the portion of the initial net purchase payment allocated to the variable investment divisions. On any business day thereafter, the value of each variable investment division under your policy equals:

  (a) the value of the investment division on the previous business day, increased or decreased by its investment experience and daily charge; plus

  (b) the amount of any net purchase payments allocated to the investment division since the previous business day; plus

  (c) the amount of any transfers into the investment division since the previous business day; minus

  (d) the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

  (e) the amount of any transfers out of the investment division since the previous business day; minus

  (f) the portion of the annual policy maintenance charge allocated to the investment division since the previous business day; minus

  (g) the portion of any deduction for taxes allocated to the investment division since the previous business day.

   Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

   Fixed Account Value. At the end of any business day, your fixed account value is equal to:

  (a) the sum of all net purchase payments allocated to the fixed account;
      plus

  (b) any amounts transferred into the fixed account; plus

  (c) total interest credited; less

  (d) any amounts transferred out of the fixed account; less

  (e) the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

  (f) the portion of the annual policy maintenance charge and taxes allocated to the fixed account.

The annual policy maintenance charge will only be deducted from the fixed account to the extent that interest has been credited in excess of the guaranteed interest rate of 3% during the preceding policy year.

Surrender and Withdrawals

   Withdrawals. You generally may make a withdrawal from your policy value prior to the annuity benefit date. You must send a written request to our home office in a form acceptable to us. A withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a withdrawal. If your policy value would be less than $2,000, we will treat the request for a withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment from the fixed account for more than 30 days, we will pay interest on the amount deferred at a rate not less than 3% per year.

   You can specify that the withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

   You may request up to 12 withdrawals per policy year without a transaction charge. If you request more than these 12 withdrawals, there will be a $20 transaction charge (or 2% of the amount withdrawn, if less) for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 7% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See "Withdrawal Charge" and "Transaction Charge.") Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the annuity benefit date.

   Withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a one-time written request. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the annuity benefit date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply. Withdrawals will continue until your policy value is exhausted, unless you stop them earlier by submitting a written request.

   Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

   Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Surrender. You may surrender your policy for its policy value, less any withdrawal charge, annual policy maintenance charge, and premium taxes, by sending a written request to our home office. (The withdrawal charge, described below, is only applicable if a surrender occurs in the first seven years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. (See "Federal Tax Matters.") No surrender may be made after the annuity benefit date.

   Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

  (a) termination of employment in the Texas public institutions of higher education;

  (b) retirement; or

  (c) death.

Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

   Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

  (a) elective contributions made in years beginning after December 31, 1988;

  (b) earnings on those contributions; and

  (c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

  (a) death of the employee;

  (b) reaching age 59 1/2;

  (c) separation from service;

  (d) disability; or

  (e) financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

   Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See "Federal Tax Matters.")

Transfers

   Transfers of Policy Value. You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the annuity benefit date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the annuity benefit date. This restriction does not apply to automatic transfers of pre-selected amounts from the fixed account or the money market variable investment division to another variable investment division. (See "Dollar Cost Averaging," "Automatic Asset Rebalancing," and "Interest Sweep.")

   You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, we reserve the right to prohibit transfers into the fixed account for six months from the transfer date.

   In addition, each policy year we reserve the right to limit any amount transferred from the fixed account to a variable investment division to the greater of:

  (a) 25% of the prior policy anniversary's fixed account value; or

  (b) the amount of the prior policy year's transfer.

   Transfers of Annuity Units. After the annuity benefit date, the annuitant may transfer annuity units among the variable investment divisions or from the variable investment divisions to the fixed account, once per policy year. Transfers from the fixed account to the variable investment divisions are not allowed after the annuity benefit date.

   Transfer Procedures. Transfers may be made by a written request to our home office or by calling us if a written authorization for telephone transfers is on file. A transfer will take effect on the date we receive the request at our home office if it is received by 4:00 p.m Eastern time; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See the Statement of Additional Information for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

   If we allow telephone requests, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

   The policies are first and foremost annuity policies, designed primarily for retirement or other long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to an underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or purchase payment) from any person if, in our judgment, an underlying portfolio or other policy owners would potentially be adversely affected, or if an underlying portfolio objects to or would reject our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in our view, have abused or appear likely to abuse the transfer privilege.

Dollar Cost Averaging

   The dollar-cost averaging program permits you to systematically transfer an amount from the fixed account (where available) or the money market variable investment division to any of the other variable investment divisions on a periodic basis prior to the annuity benefit date. The amount transferred may be
(1) a specified dollar amount from each account, (2) a percentage of the value in each account, or (3) an amount determined from a beginning date to an ending date you select, by reducing the value in each account to zero over the specified period. Dollar cost averaging may occur on the same day of the month either monthly, quarterly, semi-annually or annually. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

   The minimum automatic transfer of a specified dollar amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each variable investment division selected.

   The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar cost averaging does not assure a profit or protect against a loss.

   You may elect to participate in the dollar cost averaging program at any time by sending a written request to our home office. Once elected, dollar cost averaging remains in effect from the date we receive your request until the value of the fixed account or money market variable investment division you are transferring from is depleted, or until you cancel your participation in the program by written request or by telephone. There is no additional charge for dollar cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer per year limit specified in "Transfers" above. We reserve the right to modify or discontinue offering the dollar cost averaging program at any time and for any reason.

Automatic Asset Rebalancing

   Before the annuity benefit date, this option allows you to set up transfers to occur at selected intervals that will reallocate your policy value according to your current premium allocation percentages. After the transfers, the ratio of the value in each investment option to the value for all the investment options included in automatic rebalancing will equal the percentages chosen by you for each investment option. You may change your allocation percentages for automatic rebalancing at any time. Automatic rebalancing may occur on the same day of the month, either quarterly, semi-annually or annually. If you select the fixed account or the money market investment division in the dollar cost averaging program, you may not include that option in your automatic asset rebalancing program.

   Automatic asset rebalancing provides you with a method for maintaining a consistent approach to investing your policy value over time, and simplifies asset allocation among those investments that you and your advisor have determined represent the appropriate mix at any particular time. You should consider, however, that transfers will be made from investments which have outperformed other investment options since the last reallocation of your policy value to less successful investment options. Automatic rebalancing does not assure a higher or lower investment return over short or long term horizons.

   You may elect to participate in the automatic rebalancing program at any time by sending a written request to our home office. Once elected, automatic rebalancing remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. There is no additional charge for automatic rebalancing. A transfer under this program is not counted as a transfer for purposes of the 12-transfer per year limit discussed above. We reserve the right to modify or discontinue offering automatic rebalancing at any time and for any reason.

Interest Sweep

   Before the annuity benefit date, you may request that interest earned on amounts allocated to the fixed account (where available) be transferred to any combination of variable investment divisions. You specify the investment divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each month to make the transfers (1st-
28th). We will make all interest sweep transfers on the day you specify or on the next business day (if the day you have specified is not a business day).

   You may elect to participate in the interest sweep program at any time by sending a written request to our home office. Once elected, interest sweep remains in effect from the date we receive your request until you cancel your participation in the program by written request or by telephone. There is no additional charge for interest sweep. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed in "Transfers" above, nor is it included in determining the limitation on amounts transferred from the fixed account.

Death Benefit

   The policy pays a death benefit to the beneficiary named in the policy if the owner (or any joint owner) dies before the annuity benefit date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greatest of:

  (a) the policy value;

  (b) the total purchase payments made, reduced for any amounts withdrawn and any withdrawal charges; or

  (c) the highest of the policy values on the fifth anniversary, and every fifth anniversary thereafter prior to the policy anniversary following the owner's or any joint owner's 90th birthday (or the annuitant's 90th birthday if the policy owner is not a natural person), plus any purchase payments made since then, reduced for any withdrawals you have made, and withdrawal charges you have incurred since then.

   Adjustment for amounts withdrawn and withdrawal charges will reduce the death benefit under (b) and (c) above in the same proportion that they reduced the policy value on the date of the withdrawal. This could be more than the dollar amount withdrawn. The death benefit under (c) above will not increase on or after the policy anniversary following the owner's, or any joint owner's, 90th birthday, (or the annuitant's 90th birthday if the owner is not a natural person).

   Upon receiving due proof of death, we will pay the death benefit proceeds to the beneficiary in a lump sum or under one of the annuity payment methods, subject to the "Required Distributions" rules discussed below. (See "Annuity Payments.") However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive both due proof of death and instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods).

   If an annuitant dies before the annuity benefit date and if that annuitant is also the owner or a joint owner of the policy (or any owner is not a natural person), then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See "Required Distributions" below.) For non-qualified policies, if (i) an annuitant dies before the annuity benefit date, (ii) that annuitant was not an owner, and
(iii) all owners are natural persons, then the owner may name a new annuitant (subject to our age limitations) and the death benefit will not be payable. If the owner does not name a new annuitant, the owner will automatically become the annuitant and the death benefit will not be payable.

   If the annuitant or an owner dies after the annuity benefit date, the amount payable, if any, will be as provided in the annuity payment method then in effect, and it will be paid to the payment option beneficiary.

   If an owner dies before the annuity benefit date, the entire death benefit proceeds must be distributed within five years after the date of death. If the beneficiary chooses to receive any of these proceeds as an annuity, distributions must commence within one year after the date of death and must be distributed over the beneficiary's lifetime or over a period not extending beyond the beneficiary's life expectancy.

   If the beneficiary is the deceased owner's spouse, then the spouse may elect to continue the policy in force (and be treated as the original policy owner) instead of receiving the death benefit proceeds. If the beneficiary elects to continue the policy in this manner, then although the beneficiary does not have a right to receive the death benefit proceeds, we will increase the policy value so that it equals the amount of the death benefit (if greater).

   As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary's creditors.

Required Distributions

   In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

  (a) if any owner dies before the annuity benefit date, then the entire interest in the policy will be distributed within five years after the date of that owner's death; and

  (b) if any owner dies on or after the annuity benefit date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death.

These requirements will be considered satisfied as to any portion of the owner's interest that is payable as annuity payments, beginning within one year of that owner's death, that will be made over the life of the owner's designated beneficiary or over a period not extending beyond his life expectancy.

   If any owner dies before the annuity benefit date, then ownership of the policy passes to the owner's designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the surviving joint owner is the designated beneficiary. If there is no joint owner and the owner dies, then the owner's designated beneficiary is the beneficiary named in the policy.

   If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

   If the owner's designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

   If an annuitant is an owner or joint owner and that annuitant dies before the annuity benefit date, and if the owner's designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner's designated beneficiary:

  (a) elects to delay receipt of the proceeds for up to five years from the date of the annuitant's/owner's death;

  (b) is the deceased owner's spouse and elects to continue the policy; or

  (c) elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

   The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

   Other rules may apply to qualified policies.

"Free Look" Period

   If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day "free look" period, we will refund the policy value plus any contract fees and other charges paid, and the policy will be void from its effective date. (In some states, we will instead refund the full amount of purchase payment received.) To cancel the policy, you must mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See "Allocation of Purchase Payments.") The "free look" period may be longer than 10 days where required by state law.

Charges and Deductions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Withdrawal Charge

   We may deduct a withdrawal charge if you:

  (a) make withdrawals under the policy; or

  (b) surrender the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal or the total purchase payments (in the case of a surrender), as specified in the following table of withdrawal charge rates:

  Number of Full Years
  since receipt of Purchase Payment:   0   1   2   3   4   5   6   7+
----------------------------------------------------------------------
  Withdrawal Charge
  (% of Purchase Payment):            7%  6%  5%  4%  3%  2%  1%  none

   There is a "free withdrawal amount" that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

  (a) is 12% of cumulative purchase payments; or

  (b) is 100% of earnings. Earnings are the amount, if any, by which policy value exceeds the cumulative purchase payments (at the time of withdrawal).

   Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

   The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

   For purposes of calculating the withdrawal charge:

  (a) the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

  (b) amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

  (c) if the surrender value is withdrawn, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge.

   As shown above, the withdrawal charge percentage varies, depending on the "age" of the purchase payments included in the withdrawal--that is, the number of full years since the purchase payment was paid. A withdrawal charge of 7% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each year. Amounts representing purchase payments that are at least 7 years old may be withdrawn without charge.

   We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we receive from the withdrawal charge may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

   In most states we waive the withdrawal charges described above if the owner becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

   Confinement Provision: The conditions for waiver of withdrawal charges for confinement include:

  (a) the policy was in force at least one year at the time the confinement began;

  (b) the owner was age 75 or younger on the policy date;

  (c) the owner has been continuously confined to a "Nursing Home," "Hospital," or "Hospice Care Program" for at least 60 days;

  (d) such confinement was recommended by a "Physician" due to an injury, sickness or disease; and

  (e) written notice and satisfactory proof of confinement are received no later than 90 days after confinement ends.

   Terminal Illness Provision. The conditions for waiver of withdrawal charges for terminal illness include:

  (a) the diagnosis of terminal illness was made by a "Physician" on or after the effective date of this policy and rider;

  (b) written notice and satisfactory proof of the owner's terminal illness are received within 90 days of the date of diagnosis; and

  (c) there is reasonable medical certainty that the death of the owner from a non-correctable medical condition will occur within 12 months from the date of the Physician's statement.

   Total Disability Provision. The conditions for waiver of withdrawal charges for total disability include:

  (a) written notice and proof of total disability are received before any withdrawal;

  (b) the total disability has existed continuously for at least six months;

  (c) the policy and rider are in force at the time total disability began;
      and

  (d) the policy anniversary coinciding with or next following the owner's 60th birthday has not passed at the time total disability began.

   We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Annual Policy Maintenance Charge

   We deduct an annual policy maintenance charge of $25 from each policy, for administering the policy. This deduction is made from the variable investment divisions and from the fixed account in the same proportion that their values bear to the policy value. This charge will only be deducted from the fixed account to the extent interest has been credited to the fixed account in excess of the guaranteed interest rate during the preceding policy year. Expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the annuity benefit date, this charge is deducted on each policy anniversary and upon a full surrender of your policy. We waive this charge on any policy anniversary on which the policy value equals or exceeds $25,000. This charge is not deducted from any annuity payments after the annuity benefit date.

Administration Fee

   We also deduct a daily charge from the investment divisions of the variable account, at an annual rate of 0.15% of the daily net assets of each variable investment division, for administering the variable account and the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy.

Mortality and Expense Risk Charge

   We deduct a daily charge from the variable investment divisions at an effective annual rate of 1.25% of their daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the annuity benefit date.

   The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

   You may make up to 12 withdrawals per policy year without a transaction charge. After the 12th withdrawal in a policy year, a transaction charge will apply to each additional withdrawal. The transaction charge is $20 or 2% of the amount withdrawn, whichever is less. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

   We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred (and we can deduct the related charge) when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

   Currently no charge is made for our Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")

Fund Expenses

   The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of W&R Target Funds, Inc. (See "Summary--Charges and Deductions.")

Reduction in Charges for Certain Groups

   We may reduce or eliminate the withdrawal or other charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy;

  (b) our customers or distributors of the policies who are transferring existing policy values to a policy;

  (c) individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

  (d) individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

   We will not reduce or eliminate the withdrawal or other charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Election of Annuity Payment Method

   As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the annuity benefit date, by written request any time at least 30 days before the annuity benefit date. We may require the exchange of the policy for a contract covering the method selected.

Annuity Benefit Date

   The first annuity payment will be made as of the annuity benefit date. You select the annuity benefit date in the application for the policy. You may change the annuity benefit date by giving us written notice at least 30 days before the new annuity benefit date.

   An annuity benefit date must be the first day of any calendar month. It must also be at least 30 days after the policy's effective date.

Annuity Payment Methods

   On the annuity benefit date, the policy value (less any premium taxes) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

   Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

   Annuity payment methods currently include:

  Life Annuity with No  This method provides annuity payments during the lifetime of
  Guaranteed Period     the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.
--------------------------------------------------------------------------------------
  Joint Life Annuity    This method provides annuity payments during the lifetime of
  Continuing to         the annuitant and a joint annuitant. Payments will continue to
  the Survivor          the survivor for the survivor's remaining lifetime. You may also elect for payments to the survivor to reduce to two-
                        thirds or one-half of the amount payable at the time of the first death. This election must be made at the annuity benefit date, and will result in a higher initial annuity payment.
                        Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
--------------------------------------------------------------------------------------
  Life Annuity with     This method provides annuity payments during the lifetime of
  Monthly Payments      the annuitant. Various guaranteed periods of 60 months to 360
  Guaranteed            months are available. If the annuitant dies prior to the end of this guaranteed period, annuity payments will be made to the payment option beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

   If you have not selected an annuity payment method on the annuity benefit date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the annuity benefit date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

   The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

  (a) variable annuity payments vary with the investment experience of the underlying portfolios of W&R Target Funds, Inc. and you therefore bear the investment risk under variable annuity payments; and

  (b) annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

   The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, each payment will be less when payments are guaranteed for 20 years than when payments are guaranteed for 10 years.

   Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the "assumed investment rate," better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year (it is 3.5% where state law requires it). The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

   Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the annuity benefit date. These rates are guaranteed to be equal to or greater than payments based on the Annuity 2000 Mortality Table with interest at 3.0%.

   If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

   After the annuity benefit date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See "Voting Rights" and "Transfers.")

   The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the Policies. Waddell & Reed, Inc. is no longer distributing the Policies. Waddell & Reed, Inc. will remain the broker of record for Policies it sold before that date. A commission of 7.75% of each payment will be paid to Waddell & Reed, Inc. in connection with sales of the Policies. In addition, a percentage of variable account values (currently 0.25% annually) will be paid to Waddell & Reed, Inc. Commissions to agents and other broker-dealers may be paid by Waddell & Reed, Inc. as varying percentages of purchase payments received and percentages of policy values. Waddell & Reed, Inc. is a member of the National Association of Securities Dealers (NASD).

   SAL Financial Services, Inc., 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, is the principal underwriter of the Policies as of May 1, 2001. SAL Financial Services, Inc. is a corporation organized under the laws of the state of Maryland in 1989. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the Policies.

   To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

  .  The withdrawal charge;

  .  the mortality and expense risk charge;

  .  the administrative charge; and

  . investment earnings on amounts allocated under policies to the fixed account.

   Commissions paid on the contract, including other incentives or payments, are not directly charged to the contract owners or the Variable Account.

Federal Tax Matters
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following discussion is general and is not intended as tax advice.

   We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

   The policy may be purchased on a non-tax-qualified basis ("non-qualified policy") or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the "Code").

   Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

   Taxation of Annuities in General. The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and "Required Distributions" (at page 17 of this prospectus) describe the requirements necessary to qualify.

   Section 72 of the Code governs taxation of annuities in general.

   An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

   An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner's "investment in the contract" during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

   The following discussion applies to policies owned by natural persons.

   Withdrawals. In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total policy value. The "investment in the contract" generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual's gross income). For qualified policies, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a qualified policy.

   Generally, in the case of a withdrawal under a non-qualified policy before the annuity benefit date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

   In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the "investment in the contract."

   Annuity Payments. Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the "investment in the contract" will be taxed.

  . For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected annuity payments.

  . For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

   Penalty Tax. In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

    (a) made on or after the taxpayer attains age 59 1/2;

    (b) made as a result of an owner's death or attributable to the taxpayer's disability; or

    (c) received in substantially equal periodic payments as a life annuity.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, a similar penalty tax and additional exceptions apply to distributions from a qualified policy. You should consult a tax advisor with regard to exceptions from the penalty tax.

   Aggregation of Contracts. All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

   Transfers and Assignments. A transfer or assignment of ownership of a policy, the selection of certain retirement dates, or designation of an annuitant, payee or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

   Death Benefits. Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

  (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

  (b) if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

   Withholding. Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. "Eligible rollover distributions" from Section 401(a), 403(a) or 403(b) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution to an employee from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

   Qualified Policies. The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

    (a) contributions in excess of specified limits;

    (b) distributions prior to age 59 1/2 (subject to certain exceptions);

    (c) distributions that do not conform to specified commencement and minimum distribution rules; and

    (d) other circumstances specified in the Code.

   We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

   Required Distributions. For qualified plans under Sections 401(a), 403(a), and 403(b), the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

   Corporate Pension and Profit-Sharing Plans. Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

   Section 403(b) Plans. Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship:

  (a) elective contributions made in years beginning after December 31, 1988;

  (b) earnings on those contributions; and

  (c) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

   In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   Individual Retirement Annuities. Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of $2,000 or the amount of compensation includible in the policy owner's gross income for the year. These contributions may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

   Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that--once aggregate distributions exceed contributions to the Roth IRA--income tax and a 10% penalty tax may apply to distributions made:

  (a) before age 59 1/2 (subject to certain exceptions); or

  (b) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

   A 10% penalty tax may apply to a conversion from an IRA if a distribution is made during the five taxable years beginning in the year in which the conversion occurred.

No distribution from a Roth IRA is required at any time before the policy owner's death.

   All Policies. As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We may advertise yields and total returns for the investment divisions of the Variable Account. In addition, we may advertise the effective yield of the money market investment division. These figures are historical and are not intended to indicate future performance.

   The yield of the money market investment division is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

   We calculate the total return of investment divisions for portfolios other than the money market portfolio for various periods of time, including: (a) one year; (b) five years; (c) ten years; and (d) the period starting when the investment division commenced operations.

   The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

   We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

   The Statement of Additional Information has more information about performance data calculations.

Voting Rights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   To the extent required by law, we will vote shares of W&R Target Funds, Inc. held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the W&R Target Funds, Inc. shares in our own right, we may elect to do so. W&R Target Funds, Inc. does not hold regular annual shareholder meetings.

   The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the annuity benefit date, you hold a voting interest in each variable investment division to which policy value is allocated. After the annuity benefit date, the person receiving variable annuity payments has the voting interest. After the annuity benefit date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

   The number of votes for a portfolio which are available will be determined as of the record date established by W&R Target Funds, Inc. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by W&R Target Funds, Inc.

   Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage Gold policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

   Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of W&R Target Funds, Inc.

United Investors Life Insurance Company
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. The obligations under the policy are our obligations.

Published Ratings
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

Legal Proceedings
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to the Variable Account's total assets.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Our financial statements and those for the Variable Account (as well as the Independent Auditors' Reports thereon) are in the Statement of Additional Information.

Condensed Financial Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The following table gives "per unit" information about the financial history of each variable investment division since its inception. This information should be read in conjunction with the Variable Account's financial statements (including the notes thereto) included in the Statement of Additional Information.


                           Accumulation    Accumulation    Accumulation Units
                          Unit Value on    Unit Value on     Outstanding on
  Investment Division     April 3, 2000* December 31, 2000 December 31, 2000
-----------------------------------------------------------------------------
  Asset Strategy              10.000          10.488           1,656,976
-----------------------------------------------------------------------------
  Balanced                    10.000          10.139           1,877,374
-----------------------------------------------------------------------------
  Bond                        10.000          10.524             486,577
-----------------------------------------------------------------------------
  Core Equity                 10.000           9.620           6,388,211
-----------------------------------------------------------------------------
  Growth                      10.000           8.831           6,561,308
-----------------------------------------------------------------------------
  High Income                 10.000           9.114             463,068
-----------------------------------------------------------------------------
  International               10.000           7.430           2,009,977
-----------------------------------------------------------------------------
  Limited-Term Bond           10.000          10.620              49,696
-----------------------------------------------------------------------------
  Money Market                10.000          10.337             700,702
-----------------------------------------------------------------------------
  Science and Technology      10.000           7.815           3,874,737
-----------------------------------------------------------------------------
  Small Cap                   10.000           8.199           3,118,046

* The Variable Account commenced operations on April 3, 2000.

Statement of Additional Information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

                               Table of Contents

The Policy..................................................................   1
  Definitions...............................................................   1
  Accumulation Units........................................................   3
  Annuity Units.............................................................   3
  Net Investment Factor.....................................................   3
  Determination of Annuity Payments.........................................   4
    Fixed Annuity Payments..................................................   4
    Variable Annuity Payments...............................................   4
  The Contract..............................................................   5
  Misstatement of Age or Sex................................................   5
  Annual Report.............................................................   5
  Non-Participation.........................................................   5
  Delay or Suspension of Payments...........................................   5
  Ownership.................................................................   6
  Beneficiary...............................................................   6
  Change of Owner or Beneficiary............................................   6
  Assignment................................................................   6
  Incontestability..........................................................   6
  Evidence of Survival......................................................   6
Performance Data Calculations...............................................   7
  Money Market Investment Division Yield Calculation........................   7
  Average Annual Total Return Calculations..................................   7
Federal Tax Matters.........................................................  11
  Taxation of United Investors..............................................  11
  Tax Status of the Policies................................................  12
  Required Distributions....................................................  12
  Withholding...............................................................  13
Addition, Deletion or Substitution of Investments...........................  13
Distribution of the Policy..................................................  14
Safekeeping of Variable Account Assets......................................  14
State Regulation............................................................  14
Records and Reports.........................................................  14
Legal Matters...............................................................  14
Experts.....................................................................  15
Other Information...........................................................  15
Financial Statements........................................................  15